Exhibit 99.1

                                      TODCO
                            Monthly Rig Status Report
                                      as of
                                  May 28, 2004

                                                                                      Contract (2)     Est. Duration (2)
                                                                               -----------------------------------------
     Rig Name        Rig Type           Status (1)             Customer         Type     Dayrate ($000s) Days   Date     Comments
     -------------------------------------------------------------------------------------------------------------------------------

 US Inland Barges
------------------------------------------------------------------------------------------------------------------------------------
   1  Rig 01   Conv - 2000 hp       Cold Stacked  05/03
     -------------------------------------------------------------------------------------------------------------------------------
   2  Rig 07   Posted - 2000 hp     Cold Stacked  03/02
     -------------------------------------------------------------------------------------------------------------------------------
   3  Rig 09   Posted - 2000 hp     Operating           IBC                     two wells       High $10s   29 06/26/04
     -------------------------------------------------------------------------------------------------------------------------------
   4  Rig 10   Posted - 2000 hp     Cold Stacked  03/02
     -------------------------------------------------------------------------------------------------------------------------------
   5  Rig 11   Conv - 3000 hp       Operating           Clayton Williams Energy one well        High $10s   13 06/10/04
     -------------------------------------------------------------------------------------------------------------------------------
   6  Rig 15   Conv - 2000 hp, TDr  Operating           Apache Corp             one well         Low $20s   13 06/10/04
     -------------------------------------------------------------------------------------------------------------------------------
   7  Rig 17   Posted - 3000 hp, TD Operating           ExxonMobil              one well        High $20s   33 06/30/04
     -------------------------------------------------------------------------------------------------------------------------------
   8  Rig 19   Conv - 1000 hp       Operating           Swift Energy Co.        term             Mid $10s   63 07/30/04
     -------------------------------------------------------------------------------------------------------------------------------
   9  Rig 20   Conv - 1000 hp       Cold Stacked  09/03
     -------------------------------------------------------------------------------------------------------------------------------
  10  Rig 21   Conv - 1500 hp       Cold Stacked  07/99
     -------------------------------------------------------------------------------------------------------------------------------
  11  Rig 23   Conv - 1000 hp       Cold Stacked  03/02
     -------------------------------------------------------------------------------------------------------------------------------
  12  Rig 27   Posted - 3000hp, TD  Operating           Cimarex                 one well         Low $20s   41 07/08/04
     -------------------------------------------------------------------------------------------------------------------------------
  13  Rig 28   Conv - 3000 hp       Cold Stacked  05/03
     -------------------------------------------------------------------------------------------------------------------------------
  14  Rig 29   Conv - 3000hp,TD     Operating           Apache Corp             one well         Low $20s    6 06/03/04
     -------------------------------------------------------------------------------------------------------------------------------
  15  Rig 30   Conv - 3000 hp       Cold Stacked  03/02
     -------------------------------------------------------------------------------------------------------------------------------
  16  Rig 31   Conv - 3000 hp       Cold Stacked  03/02
     -------------------------------------------------------------------------------------------------------------------------------
  17  Rig 32   Conv - 3000hp        Cold Stacked  12/03
     -------------------------------------------------------------------------------------------------------------------------------
      Rig 41   Posted - 3000 hp,    Operating           Castex Energy Inc.      two wells        Low $20s
  18            TDr                                                                                         32 06/29/04
     -------------------------------------------------------------------------------------------------------------------------------
  19  Rig 46   Posted - 3000 hp     Operating           LLOG                    one well        High $10s   28 06/25/04
     -------------------------------------------------------------------------------------------------------------------------------
  20  Rig 47   Posted - 3000 hp     Cold Stacked  02/98
     -------------------------------------------------------------------------------------------------------------------------------
  21  Rig 48   Posted - 3000hp, TD  Operating           ORX                     one well         Low $20s  125 09/30/04
     -------------------------------------------------------------------------------------------------------------------------------
  22  Rig 49   Posted - 3000 hp     Cold Stacked  05/03
     -------------------------------------------------------------------------------------------------------------------------------
  23  Rig 52   Posted - 2000hp, TD  Operating           Cabot O&G               one well         Low $20s   33 06/30/04
     -------------------------------------------------------------------------------------------------------------------------------
  24  Rig 55   Posted - 3000hp, TDr Operating           Apache Corp             one well         Mid $20s  125 09/30/04
     -------------------------------------------------------------------------------------------------------------------------------
  25  Rig 57   Posted - 2000hp      Operating           Plains Resources        one well         Low $20s    7 06/04/04
     -------------------------------------------------------------------------------------------------------------------------------
  26  Rig 61   Posted - 3000 hp     Cold Stacked  02/98
     -------------------------------------------------------------------------------------------------------------------------------
  27  Rig 62   Posted - 3000hp      Cold Stacked  06/03
     -------------------------------------------------------------------------------------------------------------------------------
  28  Rig 64   Posted - 3000hp      Operating           ADTI                    two wells        Low $20s   44 07/11/04
     -------------------------------------------------------------------------------------------------------------------------------
  29  Rig 74   Posted - 2000 hp     Cold Stacked  02/99
     -------------------------------------------------------------------------------------------------------------------------------
  30  Rig 75   Posted - 2000 hp     Cold Stacked  02/99
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Average   42 days


                                                                                      Contract (2)     Est. Duration (2)
                                                                               -----------------------------------------
     Rig Name        Rig Type           Status (1)             Customer         Type     Dayrate ($000s) Days   Date     Comments
     -------------------------------------------------------------------------------------------------------------------------------

 US Gulf of Mexico
------------------------------------------------------------------------------------------------------------------------------------
   1  THE 75   Submersible,  TD     Operating           ADTI                    two wells        Mid $20s   95 08/31/04
     -------------------------------------------------------------------------------------------------------------------------------
   2  THE 77   Submersible          Cold Stacked  01/99
     -------------------------------------------------------------------------------------------------------------------------------
   3  THE 78   Submersible          Cold Stacked  07/01
     -------------------------------------------------------------------------------------------------------------------------------
   4  THE 150  150' - ILC,  TD      Operating           Plains Resources        two wells        Mid $20s   23 06/20/04
     -------------------------------------------------------------------------------------------------------------------------------
   5  THE 152  150' - MC,  TD       Operating           ATP                     two wells        Mid $20s   43 07/10/04
     -------------------------------------------------------------------------------------------------------------------------------
   6  THE 153            150' - MC  Cold Stacked  07/01
     -------------------------------------------------------------------------------------------------------------------------------
   7  THE 155  150' - ILC           Cold Stacked  07/01
     -------------------------------------------------------------------------------------------------------------------------------
   8  THE 185  120' - ILC,  TD      Cold Stacked  09/99
     -------------------------------------------------------------------------------------------------------------------------------
   9  THE 191  160' - MS            Cold Stacked  08/01
     -------------------------------------------------------------------------------------------------------------------------------
  10  THE 200  200' - MC,  TD       Operating           LLOG                    term            High $20s   22 06/19/04
     -------------------------------------------------------------------------------------------------------------------------------
  11  THE 201  200' - MC,  TD       Operating           F-W Oil                 two wells        Low $30s   12 06/09/04
                                                        American Coastal Energy one well        High $20s   10 06/19/04
     -------------------------------------------------------------------------------------------------------------------------------
  12  THE 202  200' - MC,  TD       Operating           Tana Exploration Co.    one well        High $20s    2 05/30/04
                                                        ADTI                    one well         Low $30s   25 06/24/04
     -------------------------------------------------------------------------------------------------------------------------------
  13  THE 203  200' - MC,  TD       Operating           ADTI                    one well         Low $30s    1 05/29/04
                                                        Apache Corp             one well         Low $30s    7 06/05/04
     -------------------------------------------------------------------------------------------------------------------------------
  14  THE 204  200' - MC,  TD       Operating           Vintage Petroleum       one well         Low $30s   13 06/10/04
     -------------------------------------------------------------------------------------------------------------------------------
  15  THE 207  200' - MC,  TD       Operating           Apache Corp             multi well       Low $30s   11 06/08/04
                                                        Petroquest              one well         Low $30s   30 07/08/04
     -------------------------------------------------------------------------------------------------------------------------------
  16  THE 250  250' - MS            Operating           LLOG                    one well         Mid $20s    - 05/28/04
                                                        Explore Ent             one well         Mid $20s   25 06/22/04
     -------------------------------------------------------------------------------------------------------------------------------
  17  THE 251  250' - MS,  TD       Operating           Tana Exploration Co.    one well         Low $30s    6 06/03/04
     -------------------------------------------------------------------------------------------------------------------------------
  18  THE 252  250' - MS            Cold Stacked  11/01
     -------------------------------------------------------------------------------------------------------------------------------
  19  THE 253  250- ' MS            Operating           Schlumberger            one well         Mid $20s   12 06/09/04
     -------------------------------------------------------------------------------------------------------------------------------
  20  THE 254  250' - MS            Cold Stacked  07/01
     -------------------------------------------------------------------------------------------------------------------------------
  21  THE 255  250' - MS            Cold Stacked  07/01
     -------------------------------------------------------------------------------------------------------------------------------
  22  THE 256  250' - MS            Cold Stacked  03/99
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Average   28 days


                                                                                      Contract (2)     Est. Duration (2)
                                                                               -----------------------------------------
     Rig Name        Rig Type           Status (1)             Customer         Type     Dayrate ($000s) Days   Date     Comments
     -------------------------------------------------------------------------------------------------------------------------------

 Mexico
------------------------------------------------------------------------------------------------------------------------------------
   1  THE 205  200' - MC,  TD       Operating           PEMEX                   term            High $30s  894 11/08/06
     -------------------------------------------------------------------------------------------------------------------------------
   2  THE 206  200' - MC,  TD       Operating           PEMEX                   term             Low $40s  507 10/17/05
     -------------------------------------------------------------------------------------------------------------------------------
      Platform Platform,  TD        Rig Preparation     PEMEX                   term            High $20s                Est start
   3   3                                                                                                 1,289            8/31/04
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Average  897 days
 Trinidad
------------------------------------------------------------------------------------------------------------------------------------
   1  THE 110  100' - MC,  TD       Operating           Trinmar                 term             Mid $20s  716 05/14/06
     -------------------------------------------------------------------------------------------------------------------------------
   2  THE 208            200' - MC  Cold Stacked  03/02
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Average  716 days
 Venezuela
------------------------------------------------------------------------------------------------------------------------------------
   1  Rig #26  750 hp               Stacked
     -------------------------------------------------------------------------------------------------------------------------------
   2  Rig #27  900 hp               Stacked
     -------------------------------------------------------------------------------------------------------------------------------
      Cliffs   2000 hp              Stacked
   3   #36
     -------------------------------------------------------------------------------------------------------------------------------
      Cliffs   2000 hp              Stacked
   4   #37
     -------------------------------------------------------------------------------------------------------------------------------
      Cliffs   2000 hp              Operating           PDVSA East              one well         Low $20s
   5   #40                                                                                                  13 06/10/04
     -------------------------------------------------------------------------------------------------------------------------------
      Cliffs   2000 hp              Stacked
   6   #42
     -------------------------------------------------------------------------------------------------------------------------------
      Cliffs   2000 hp              Stacked
   7   #43
     -------------------------------------------------------------------------------------------------------------------------------
      Cliffs   3000 hp              Mobilizing          PDVSA West              two wells        Low $20s                LOI -
       #54                                                                                                                contract
   8                                                                                                       341 05/04/05   pending
     -------------------------------------------------------------------------------------------------------------------------------
      Cliffs   3000 hp              Mobilizing          PDVSA West              two wells        Low $20s                LOI -
       #55                                                                                                                contract
   9                                                                                                       357 05/20/05   pending
     -------------------------------------------------------------------------------------------------------------------------------
  10  THE 156  150' - ILC,  TD      Operating           Conoco Venezuela        multi well      High $40s   46 07/13/04
     -------------------------------------------------------------------------------------------------------------------------------
      Falcon   Lake Barge,  TD      Cold Stacked  01/00
  11   40
     -------------------------------------------------------------------------------------------------------------------------------
      Falcon   Lake Barge           Cold Stacked  12/99
  12   42
     -------------------------------------------------------------------------------------------------------------------------------
      Falcon   Lake Barge,  TD      Cold Stacked  02/00
  13   43
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Average  189 days


(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2) Contract dayrates shown in the table above are contract operating dayrates. These rates do not include amounts reimbursable from the client for mobilization costs, bonuses or other items that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

     Forward-looking Statement:

     The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on March 17, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.